ANNUAL REPORT   DECEMBER 31, 2000

Nicholas-Applegate(r)
Growth Equity Fund

Fund Type Stock

Objective Capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

                               (LOGO)

Investment Goals and Style
At Nicholas-Applegate, we build portfolios one company at a time. Our search for promising investments starts with detailed, fundamental analysis of thousands of individual companies. We don't make investment decisions based on "top-down" projections such as predicting the direction of interest rates or forecasting economic strength. Instead, we investigate opportunities from the "bottom up," analyzing strengths and weaknesses on a company-by-company basis.

The Nicholas-Applegate(r) Growth Equity Fund seeks to deliver capital appreciation through investment in growth companies with market capitalizations predominantly between $1 billion and $15 billion. Our company-by-company research focuses on identifying and investing in stocks exhibiting each of the following traits:

-- Evidence of positive change
-- Sustainability of that change
-- Timeliness of investment

We believe our search for stocks meeting these criteria produces a well-diversified portfolio of successful companies capable of exceptional growth. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
    Sectors expressed as a percentage of
net assets as of 12/31/00
        37.1%   Technology
        22.0    Energy
        18.8    Capital Goods
        13.5    Consumer Non-durables
         6.2    Commercial/Industrial Services
         1.4    Financial Services
         1.0    Cash & Equivalents

Five Largest Holdings
    Expressed as a percentage of
    net assets as of 12/31/00
    3.0%   Waters Corp.
           Drugs & Healthcare
    3.0    Calpine Corp.
           Electric Utilities
    2.8    Applied Micro Circuits Corp.
           Semiconductors
    2.4    Applera Corp.-Applied
           Biosystems Group
           Other Commercial/Industrial Svcs.
    2.2    Comverse Technology, Inc.
           Telecommunications Equipment

Holdings are subject to change.

www.prudential.com      (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                  As of 12/31/00
               One        Five      Ten        Since
               Year       Years    Years    Inception2
Class A       -14.06%    162.77%   534.99%    625.75%
Class B       -14.69     152.67     N/A       381.17
Class C       -14.69     152.67     N/A       227.05
Class Z       -13.86       N/A      N/A       135.56
Lipper Multi-
Cap Growth
Fund Avg.3    -11.06     143.37    465.65      ***

Average Annual Total Returns1              As of 12/31/00
               One        Five      Ten        Since
               Year       Years    Years    Inception2
Class A      -18.36%     20.08%    19.69%     15.10%
Class B      -19.69      20.27      N/A       17.86
Class C      -16.54      20.13      N/A       20.09
Class Z      -13.86       N/A       N/A       25.35

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 4/9/87; Class B, 6/10/91; Class
C, 8/1/94; and Class Z, 3/18/97.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Multi-Cap Growth Fund category. The Lipper average is unmanaged. Funds in the Multi-Cap Growth category, by portfolio practice, invest in a variety of market capitalization ranges.

***Lipper Since Inception returns are 544.93% for Class A,
337.49% for Class B, 237.94% for Class C, and 126.31% for
Class Z, based on all funds in each share class.

Nicholas-Applegate(r) Growth Equity Fund
Annual Report    December 31, 2000

Investment Adviser's Report

During the 12-month period ended December 31, 2000, the Nicholas-Applegate(r) Growth Equity Fund's Class A shares declined 14.06% versus an 11.75% drop for the Russell Midcap Growth Index and an 11.06% decrease for the Lipper Multi-Cap Growth Fund Average. Following the gains that your Fund delivered in the first half of 2000, a sharp sell-off in the U.S. equity market--highlighted by ongoing downward pressure on technology stocks--in the fourth quarter negatively affected the Fund's performance.

Despite a difficult year for technology stocks overall, some of the Fund's best-performing issues in 2000 were in this sector, including Ciena Corp., a maker of multiplexing systems for fiberoptic communications networks, and Applied Micro Circuits, a semiconductor manufacturer. Holdings in the utility sector, led by Calpine Corp., also contributed positively to the Fund's performance.

Stock selection in the computer and Internet software/services sectors contributed to the Fund's slight underperformance versus the Russell Midcap Growth Index in 2000. The declining demand for consumer computer products and an uncertain outlook for e-commerce drove down the prices of Palm Inc., a hand-held computer device company; Internet Capital Group, Inc., an incubator for Internet start-ups; and Ariba, a provider of business-to-business e-commerce solutions. Internet Capital Group and Ariba have been eliminated from the Fund's holdings, while we continue to believe that the long-term outlook for Palm remains attractive.

"Five E's" Influence Stocks
Sustaining the momentum of 1999's record upturn, U.S.
equities rallied to even greater heights at the beginning of 2000. By early March, however, stock prices began to move lower due to investor concerns over the "five E's":

-- Economy. The Federal Reserve's series of interest-rate
hikes, which began in June 1999 and concluded in May 2000
with a 50-basis-point increase,
www.prudential.com          (800) 225-1852

successfully cooled the red-hot economy, with GDP growth slowing from 8.3% in the fourth quarter of 1999 to 2.4% in the third quarter of 2000.

-- Energy. Increased global demand for energy and low U.S.
oil inventories pushed oil prices to 10-year highs during the year.

-- Euro. The euro (the currency for 11 countries in Europe) reached an all-time low against the U.S. dollar during the third quarter of 2000.

-- Earnings. In the second half of the year, worries over the impact of slowing economic growth, rising energy costs, and a weak euro on corporate profits--especially among technology companies--contributed to falling stock prices.

-- Election. The uncertain outcome of the U.S. presidential election weighed on the market during November and December.

Intraday price volatility of the S&P 500 Index and the Nasdaq Composite Index was exceptionally high in 2000 as investors reconciled these developments with expectations carried over from the historical 1995-1999 bull market.

Throughout the period, selectivity remained crucial amid heightened volatility in stock prices. Although fundamentals for the market remain solid, changing investor perceptions and the risk associated with technology stocks' valuations have caused increased daily price swings. For instance, during every single trading day between January 1 and December 31, there was at least a 1% difference between the Nasdaq's high and low price, and intraday moves of 2% or more occurred close to 80% of the time.

Nicholas-Applegate(r) Growth Equity Fund
Annual Report    December 31, 2000

Amid such a seesaw market environment, the S&P 500 Index retreated 9.1% for the year, while the Dow Jones Industrial
Average fell 4.7%. Technology stocks suffered the greatest declines, with the technology-heavy Nasdaq down 39.3%, giving back much of the 85.6% gain it posted in 1999.

A look at the Fund's quarterly returns confirms the volatile nature of the market in 2000. After posting a 23.2% return in the first quarter, the Fund declined 10.1% in the second quarter. The Fund then rebounded to rise 9.0% in the third quarter, followed by a 28.9% plunge in the fourth quarter, punctuated by a dismal December for growth stocks in general.

Tech Weakness Triggers Asset Shift
At the end of 1999, the Fund's portfolio was significantly weighted to technology stocks, with 70.1% of its assets invested in the sector. As weakness in technology stocks became increasingly evident, this percentage was cut sharply. By year-end 2000, the technology sector represented 37.8% of the Fund's holdings, essentially in line with the Russell Midcap Growth Index's 37.0% weighting.

As the year unfolded, we increased the Fund's weighting in the healthcare services, energy, and utilities sectors as we uncovered attractive stocks meeting our investment criteria in these areas.

Looking Ahead
Despite changing market conditions, we continue to find companies with solid fundamentals. At Nicholas-Applegate, evolving market conditions-- such as slowing economic and corporate profit growth, prevailing stock-price volatility, and the outlook for declining interest rates--do not influence our continuing focus on finding the companies with attractive fundamentals and accelerating earnings growth.

www.prudential.com                 (800) 225-1852

Our investment philosophy guides us to move our portfolios toward strength and away from weakness each day in any market environment. Consistent with that philosophy, we look for industry leaders capable of robust earnings growth and with strong potential for positive earnings surprise.

We hold the view that the prospects for mid-cap growth stocks remain attractive. We continue to monitor our holdings and the investment environment closely, and we remain poised to act swiftly and decisively to maintain the strongest possible position for our clients.

Our bottom-up investment approach is highly adaptable and helps us capture areas of strength wherever they're occurring. We continue to believe that our ability to uncover solid investment opportunities in any environment will deliver exceptional long-term results to the Fund's investors.

Nicholas-Applegate(r) Growth Equity Fund Management Team

Nicholas-Applegate(r) Growth Equity Fund
Annual Report    December 31, 2000

Financial
    Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Portfolio of Investments as of December 31, 2000

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
COMMON STOCKS  99.0%
-------------------------------------------------------------------------------------
CAPITAL GOODS  18.8%
Drugs & Healthcare  14.0%
    276,400      ALZA Corp. (a)                                     $     11,747,000
     76,700      Aviron (a)                                                5,124,519
     84,700      Biogen, Inc. (a)                                          5,087,294
    134,400      COR Therapeutics, Inc. (a)                                4,729,200
     58,200      Enzon, Inc. (a)                                           3,612,037
     72,400      Genzyme Corp. (a)                                         6,511,475
    128,800      Human Genome Sciences, Inc. (a)                           8,927,450
    134,200      ICOS Corp. (a)                                            6,970,012
     62,700      IDEC Pharmaceuticals Corp. (a)                           11,885,569
    235,000      Immunex Corp.(a)                                          9,546,875
     97,300      Inhale Therapeutic Systems, Inc. (a)                      4,913,650
     60,600      Protein Design Labs, Inc. (a)                             5,264,625
     65,300      Vertex Pharmaceuticals, Inc. (a)                          4,668,950
                                                                    ----------------
                                                                          88,988,656
-------------------------------------------------------------------------------------
Leisure & Recreation  1.0%
    161,400      Harley-Davidson, Inc.                                     6,415,650
-------------------------------------------------------------------------------------
Retail/Wholesale Specialty Chain  3.8%
    135,100      Abercrombie & Fitch Co. (a)                               2,702,000
    146,900      American Eagle Outfitters, Inc. (a)                       6,206,525
    167,600      Kohl's Corp. (a)                                         10,223,600
    118,500      Starbucks Corp. (a)                                       5,243,625
                                                                    ----------------
                                                                          24,375,750
-------------------------------------------------------------------------------------
COMMERCIAL/INDUSTRIAL SERVICES  6.2%
Other Commercial/Industrial Services  3.2%
    161,100      Applera Corp. - Applied Biosystems Group                 15,153,469
    106,700      Ariba, Inc. (a)                                           5,721,787
                                                                    ----------------
                                                                          20,875,256

    See Notes to Financial Statements                                      7

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Portfolio of Investments as of December 31, 2000 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Telecommunication Services  3.0%
    305,500      Crown Castle International Corp. (a)               $      8,267,594
    306,500      McLeodUSA, Inc. (a)                                       4,329,312
     60,600      Time Warner Telecom, Inc. (a)                             3,844,313
    138,200      XO Communications, Inc.(a)                                2,461,688
                                                                    ----------------
                                                                          18,902,907
-------------------------------------------------------------------------------------
CONSUMER NON-DURABLES  13.5%
Drugs & Healthcare  13.5%
    121,600      Allergan, Inc.                                           11,772,400
     89,000      Andrx Group (a)                                           5,150,875
    148,200      Community Health Care (a)                                 5,187,000
     78,600      Forest Laboratories, Inc. (a)                            10,443,975
     44,700      Gilead Sciences, Inc. (a)                                 3,707,306
     75,500      Invitrogen Corp. (a)                                      6,521,312
    147,900      King Pharmaceuticals, Inc. (a)                            7,644,581
     79,300      Sepracor, Inc. (a)                                        6,353,913
     65,200      UnitedHealth Group, Inc.                                  4,001,650
    230,300      Waters Corp. (a)                                         19,230,050
     50,530      Wellpoint Health Networks, Inc. (a)                       5,823,582
                                                                    ----------------
                                                                          85,836,644
-------------------------------------------------------------------------------------
ENERGY  22.0%
Electrical Utilities  5.1%
    423,200      Calpine Corp. (a)                                        19,070,450
    290,900      NRG Energy, Inc. (a)                                      8,090,656
    183,900      Southern Energy, Inc. (a)                                 5,206,669
                                                                    ----------------
                                                                          32,367,775
-------------------------------------------------------------------------------------
Oil & Gas-Production/Pipeline  11.4%
    101,500      Anadarko Petroleum Corp.                                  7,214,620
    139,900      Diamond Offshore Drilling, Inc.                           5,596,000
    158,300      Dynegy, Inc.                                              8,874,694
    252,500      Global Marine, Inc. (a)                                   7,164,688
    100,800      Nabors Industries, Inc. (a)                               5,962,320
    186,700      National-Oilwell, Inc. (a)                                7,222,956
    148,900      Noble Drilling Corp. (a)                                  6,467,844
    329,400      Rowan Companies, Inc. (a)                                 8,893,800

    8                                      See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Portfolio of Investments as of December 31, 2000 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
    143,000      Shaw Group, Inc. (a)                               $      7,150,000
    251,700      UTI Energy Corp. (a)                                      8,274,638
                                                                    ----------------
                                                                          72,821,560
-------------------------------------------------------------------------------------
Oil Services  5.5%
    166,600      Baker Hughes, Inc.                                        6,924,312
    165,200      BJ Services Co. (a)                                      11,378,150
    229,300      ENSCO International, Inc.                                 7,810,531
    120,200      Smith International, Inc. (a)                             8,962,413
                                                                    ----------------
                                                                          35,075,406
-------------------------------------------------------------------------------------
FINANCIAL SERVICES  1.4%
Financial/Business Services  1.4%
     65,100      Capital One Financial Corp.                               4,284,394
     76,900      Providian Financial Corp.                                 4,421,750
                                                                    ----------------
                                                                           8,706,144
-------------------------------------------------------------------------------------
TECHNOLOGY  37.1%
Computer Networks  6.3%
    155,200      Brocade Communications Systems, Inc. (a)                 14,249,300
    151,600      Emulex Corp. (a)                                         12,118,525
     67,200      Extreme Networks, Inc. (a)                                2,629,200
     48,100      Network Appliance, Inc. (a)                               3,087,419
     91,750      ONI Systems Corp. (a)                                     3,629,859
    115,500      Redback Networks, Inc. (a)                                4,735,500
                                                                    ----------------
                                                                          40,449,803
-------------------------------------------------------------------------------------
Computer Services  1.9%
     71,300      Interwoven, Inc. (a)                                      4,701,344
    208,500      PeopleSoft, Inc. (a)                                      7,753,594
                                                                    ----------------
                                                                          12,454,938
-------------------------------------------------------------------------------------
Computer Software  6.1%
    203,300      Citrix Systems, Inc. (a)                                  4,574,250
    125,200      Electronic Arts, Inc. (a)                                 5,336,650
     63,000      I2 Technologies, Inc. (a)                                 3,425,625
     89,500      Intuit, Inc. (a)                                          3,529,656
     77,600      Manugistics Group, Inc.(a)                                4,423,200

    See Notes to Financial Statements                                      9

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Portfolio of Investments as of December 31, 2000 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
    122,500      Mercury Interactive Corp. (a)                      $     11,055,625
    106,000      Micromuse, Inc. (a)                                       6,398,094
                                                                    ----------------
                                                                          38,743,100
-------------------------------------------------------------------------------------
Electronic Components  2.9%
    128,000      Keithley Instruments, Inc.                                5,512,000
     61,300      Newport Corp.                                             4,818,755
    107,400      Sanmina Corp. (a)                                         8,229,525
                                                                    ----------------
                                                                          18,560,280
-------------------------------------------------------------------------------------
Internet Software  3.3%
    102,900      Agile Software Corp. (a)                                  5,080,688
     44,900      BEA Systems, Inc. (a)                                     3,022,331
     96,300      TIBCO Software, Inc. (a)                                  4,616,381
    165,600      Vignette Corp. (a)                                        2,980,800
     58,000      webMethods, Inc. (a)                                      5,158,375
                                                                    ----------------
                                                                          20,858,575
-------------------------------------------------------------------------------------
Semiconductors  6.4%
    239,700      Applied Micro Circuits Corp. (a)                         17,988,736
    145,100      Cirrus Logic, Inc. (a)                                    2,720,625
     63,200      QLogic Corp. (a)                                          4,866,400
    104,200      TranSwitch Corp. (a)                                      4,076,825
     77,100      TriQuint Semiconductor, Inc. (a)                          3,368,306
    137,500      Vitesse Semiconductor Corp. (a)                           7,605,469
                                                                    ----------------
                                                                          40,626,361
-------------------------------------------------------------------------------------
Telecommunication Equipment  10.2%
    240,000      ADC Telecommunications, Inc. (a)                          4,350,000
     71,700      Avanex Corp. (a)                                          4,270,631
    140,600      CIENA Corp. (a)                                          11,423,750
    132,700      Comverse Technology, Inc. (a)                            14,414,537
    214,700      Finisar Corp. (a)                                         6,226,300
    316,100      PALM, Inc. (a)                                            8,949,581
    117,100      Powerwave Technologies, Inc. (a)                          6,850,350
     28,700      SDL, Inc.(a)                                              4,252,981
    175,900      Sonus Networks, Inc. (a)                                  4,441,475
                                                                    ----------------
                                                                          65,179,605
                                                                    ----------------
                 Total common stocks (cost $542,409,142)                 631,238,410
                                                                    ----------------

    10                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Portfolio of Investments as of December 31, 2000 Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  2.3%
Other
        840      Seven Seas Money Market Fund                       $            840

Principal
Amount
(000)
-------------------------------------------------------------------------------------
Repurchase Agreement  2.3%
$    14,588      State Street Bank & Trust Co., 5.25%, in the
                  principal amount of $14,588,000, repurchase
                  price $14,596,510, due 1/2/01 (cost
                  $14,588,000), value of the collateral including
                  accrued interest was $14,884,519                        14,588,000
                                                                    ----------------
                 Total short-term investments
                  (cost $14,588,840)                                      14,588,840
                 Total Investments  101.3%
                  (cost $556,997,982; Note 4)                            645,827,250
                 Liabilities in excess of other assets  (1.3%)            (8,485,004)
                                                                    ----------------
                 Net Assets  100%                                   $    637,342,246
                                                                    ----------------
                                                                    ----------------

------------------------------
(a) Non-income producing.
    See Notes to Financial Statements                                     11

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Statement of Assets and Liabilities

                                                                December 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $556,997,982)                         $ 645,827,250
Receivable for investments sold                                       2,075,293
Receivable for Fund shares sold                                       1,792,800
Dividends and interest receivable                                        15,397
Prepaid expenses                                                          6,709
                                                                -----------------
    Total assets                                                    649,717,449
                                                                -----------------
LIABILITIES
Payable to bank                                                          73,208
Payable for investments purchased                                     7,654,495
Payable for Fund shares reacquired                                    3,473,057
Management fee payable                                                  504,327
Distribution fee payable                                                434,413
Accrued expenses                                                        235,703
                                                                -----------------
      Total liabilities                                              12,375,203
                                                                -----------------
NET ASSETS                                                        $ 637,342,246
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     391,043
   Paid-in capital in excess of par                                 546,714,694
                                                                -----------------
                                                                    547,105,737
   Accumulated net realized gain on investments                       1,407,241
   Net unrealized appreciation on investments                        88,829,268
                                                                -----------------
Net assets, December 31, 2000                                     $ 637,342,246
                                                                -----------------
                                                                -----------------

    12                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($360,372,380 / 20,517,674 shares of common stock
      issued and outstanding)                                            $17.56
   Maximum sales charge (5% of offering price)                              .92
                                                                -----------------
   Maximum offering price to public                                      $18.48
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($237,722,220 / 16,170,004 shares of common stock
      issued and outstanding)                                            $14.70
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($18,571,268 / 1,263,189 shares of common stock
      issued and outstanding)                                            $14.70
   Sales charge (1% of offering price)                                      .15
                                                                -----------------
   Offering price to public                                              $14.85
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($20,676,378 / 1,153,426 shares of common stock
      issued and outstanding)                                            $17.93
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     13

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends                                                      $     212,131
   Interest                                                           1,009,266
                                                                -----------------
      Total income                                                    1,221,397
                                                                -----------------
Expenses
   Management fees                                                    7,437,368
   Distribution fee -- Class A                                          975,590
   Distribution fee -- Class B                                        3,472,311
   Distribution fee -- Class C                                          175,064
   Transfer agent's fees and expenses                                   841,000
   Reports to shareholders                                              125,000
   Registration fees                                                    106,000
   Custodian's fees and expenses                                        103,000
   Director's fees                                                       77,000
   Audit fees                                                            42,000
   Legal fees and expenses                                               25,000
   Insurance expense                                                     23,000
   Miscellaneous                                                          5,161
                                                                -----------------
    Total expenses                                                   13,407,494
                                                                -----------------
Net investment loss                                                 (12,186,097)
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions                        126,437,124
Net change in unrealized appreciation (depreciation) of
investments                                                        (237,996,411)
                                                                -----------------
Net loss on investments                                            (111,559,287)
                                                                -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                        $(123,745,384)
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Statement of Changes in Net Assets

                                                      Year Ended December 31,
                                                -----------------------------------
                                                      2000               1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                          $    (12.186,097)   $    (7,151,016)
   Net realized gain on investment
      transactions                                   126,437,124        102,118,443
   Net change in unrealized appreciation
      (depreciation) on investments                 (237,996,411)       239,153,601
                                                ----------------    ---------------
   Net increase (decrease) in net assets
      resulting from operations                     (123,745,384)       334,121,028
                                                ----------------    ---------------
Distributions to shareholders from net
   realized gains on investments
    Class A                                          (71,466,442)       (35,790,946)
    Class B                                          (65,973,126)       (45,458,919)
    Class C                                           (4,144,445)        (1,404,651)
    Class Z                                           (3,608,885)          (222,648)
                                                ----------------    ---------------
                                                    (145,192,898)       (82,877,164)
                                                ----------------    ---------------
Fund share transactions (Note 5) (Net of
   share conversions)
   Net proceeds from shares sold                     694,230,207        316,705,219
   Net asset value of shares issued to
      shareholders in reinvestment of
      distributions                                  137,203,045         77,276,027
   Cost of shares reacquired                        (592,156,389)      (352,620,773)
                                                ----------------    ---------------
   Net increase in net assets from Fund share
      transactions                                   239,276,863         41,360,473
                                                ----------------    ---------------
Total increase (decrease)                            (29,661,419)       292,604,337
NET ASSETS
Beginning of year                                    667,003,665        374,399,328
                                                ----------------    ---------------
End of year                                     $    637,342,246    $   667,003,665
                                                ----------------    ---------------
                                                ----------------    ---------------

    See Notes to Financial Statements                                     15

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements

      Nicholas-Applegate Growth Equity Fund (the 'Fund') is currently the only series of Nicholas-Applegate Fund, Inc. The Fund is an open-end, diversified management investment company.

      The Fund's investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of U.S. companies, the earnings and securities prices of which the investment adviser expects to grow at a rate above that of the S&P 500. The Fund intends to invest primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the middle 90% of the Russell Midcap Growth Index at time of purchase. Capitalization of companies in the Index will change with market conditions.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Security Valuation:    Investments are stated at value. Investments for
which market quotations are readily available are valued at the last reported sales price. If there are no sales on the date of valuation, then investments are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term securities less than 60 days are valued at amortized cost.

      In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    Dividends from net investment income and
distributions of net capital gains in excess of capital loss carryforwards, if any, are

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements Cont'd.

declared and paid annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no tax provision is required.

      Reclassification of Capital Accounts:    The Fund accounts and reports for
distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. For the year ended December 31, 2000, the Fund decreased accumulated net investment loss by $12,186,097, decreased accumulated net realized gain on investments by $34,860,369 and increased paid-in capital by $22,674,272 due to the Fund experiencing a net investment loss and for redemptions utilized as distributions for federal income tax purposes during the year. Net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to the management agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Nicholas-Applegate Capital Management ('NACM'); NACM furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of the subadviser, the compensation of certain officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .95% of the Fund's average daily net assets. PIFM pays NACM, as compensation for its services pursuant to the subadvisory agreement, a fee at the rate of .75% of the average daily net assets of the Fund. During the year ended December 31, 2000, PIFM earned $7,437,368 in management fees of which it paid $5,875,521 to NACM under the foregoing agreements.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C
                                                                          17

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements Cont'd.

and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .24 of 1% of average daily net assets of the Class A shares and 1% of the average daily net assets of both the Class B and Class C shares, respectively, for the year ended December 31, 2000.

      PIMS has advised the Fund that it has received approximately $702,700 and $115,300 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended December 31, 2000. From these fees, PIMS paid a substantial part of such sales charges to an affiliated broker-dealer, which in turn paid commission to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended December 31, 2000, it received approximately $388,600 and $15,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PIFM and PIMS and are indirect wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS') and affiliate of PIFM and an indirect wholly owned subsidiary of Prudential serves as the Fund's transfer agent. During the year ended December 31, 2000, the Fund incurred fees of approximately $707,300 for the services of PMFS. As of December 31, 2000, approximately $61,100 of such

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements Cont'd.

fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.

Note 4. Portfolio Securities
Purchases and sales of investment securities of the Fund other than short-term investments, for the year ended December 31, 2000 were $1,320,193,550 and $1,245,721,567, respectively.

      The cost basis of investments for federal income tax purposes at December 31, 2000 was $563,770,467 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $82,056,783 (gross unrealized appreciation--$140,842,717; gross unrealized depreciation--$58,785,934).

      The Fund elected to treat net capital losses of approximately $17,000,000 incurred in the two months period ended December 31, 2000 as having occurred in the current fiscal year.

Note 5. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized 200 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.

      Transactions in shares of common stock were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended December 31, 2000:
Shares sold                                                  16,075,106    $ 442,888,259
Shares issued in reinvestment of distributions                3,689,919       66,117,927
Shares reacquired                                           (16,194,138)    (440,827,116)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  3,570,887       68,179,070
Shares issued upon conversion from Class B                    4,157,291      114,910,221
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 7,728,178    $ 183,089,291
                                                            -----------    -------------
                                                            -----------    -------------

                                                                          19

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements Cont'd.

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended December 31, 1999:
Shares sold                                                  11,659,477    $ 212,703,922
Shares issued in reinvestment of distributions                1,650,288       32,182,396
Shares reacquired                                           (11,712,869)    (212,664,693)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  1,596,896       32,221,625
Shares issued upon conversion from Class B                    2,717,422       48,326,630
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 4,314,318    $  80,548,255
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended December 31, 2000:
Shares sold                                                   6,752,175    $ 164,962,834
Shares issued in reinvestment of distributions                4,174,989       63,549,813
Shares reacquired                                            (4,251,712)     (99,062,257)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  6,675,452      129,450,390
Shares reacquired upon conversion into Class A               (4,839,288)    (114,910,221)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,836,164    $  14,540,169
                                                            -----------    -------------
                                                            -----------    -------------
Year ended December 31, 1999:
Shares sold                                                   5,962,259    $  96,957,185
Shares issued in reinvestment of distributions                2,556,598       43,554,915
Shares reacquired                                            (8,158,255)    (131,371,351)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                    360,602        9,140,749
Shares reacquired upon conversion into Class A               (3,033,400)     (48,326,630)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (2,672,798)   $ (39,185,881)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Year ended December 31, 2000:
Shares sold                                                     949,326    $  22,677,035
Shares issued in reinvestment of distributions                  265,126        3,972,891
Shares reacquired                                              (419,481)     (10,136,100)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   794,971    $  16,513,826
                                                            -----------    -------------
                                                            -----------    -------------
Year ended December 31, 1999:
Shares sold                                                     310,372    $   5,226,338
Shares issued in reinvestment of distributions                   77,640        1,323,380
Shares reacquired                                              (362,253)      (6,189,054)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                    25,759    $     360,664
                                                            -----------    -------------
                                                            -----------    -------------

    20

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Notes to Financial Statements Cont'd.

Class Z                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended December 31, 2000:
Shares sold                                                   2,309,679    $  63,702,079
Shares issued in reinvestment of distributions                  196,283        3,562,414
Shares reacquired                                            (1,430,224)     (42,130,916)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                 1,075,738    $  25,133,577
                                                            -----------    -------------
                                                            -----------    -------------
Year ended December 31, 1999:
Shares sold                                                      93,143    $   1,817,774
Shares issued in reinvestment of distributions                   11,139          215,336
Shares reacquired                                              (133,081)      (2,395,675)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   (28,799)   $    (362,565)
                                                            -----------    -------------
                                                            -----------    -------------

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights

                                                                    Class A
                                                              --------------------
                                                                   Year Ended
                                                              December 31, 2000(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $  25.80
                                                                  ----------
Income from investment operations:
Net investment loss                                                     (.32)
Net realized and unrealized gain (loss) on investment
   transactions                                                        (3.36)
                                                                  ----------
      Total from investment operations                                 (3.68)
                                                                  ----------
Less distributions:
Distributions from net realized gains from investment
   transactions                                                        (4.56)
                                                                  ----------
Net asset value, end of year                                        $  17.56
                                                                  ----------
                                                                  ----------
TOTAL RETURN(a):                                                      (14.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $360,373
Average net assets (000)                                            $404,873
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.36%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.12%
   Net investment loss                                                 (1.21)%
Portfolio turnover rate                                                  165%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based on weighted average shares outstanding during the period.

    22                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  15.38             $  14.47             $  15.41             $  15.18
----------------     ----------------     ----------------     ----------------
        (.18)                (.17)                (.12)                (.14)
       14.01                 1.95                 2.60                 2.64
----------------     ----------------     ----------------     ----------------
       13.83                 1.78                 2.48                 2.50
----------------     ----------------     ----------------     ----------------
       (3.41)                (.87)               (3.42)               (2.27)
----------------     ----------------     ----------------     ----------------
    $  25.80             $  15.38             $  14.47             $  15.41
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       98.35%               12.83%               17.33%               16.45%
    $329,955             $130,362             $133,973             $145,120
    $186,192             $124,408             $139,933             $136,482
        1.40%                1.45%                1.37%                1.41%
        1.20%                1.24%                1.19%                1.23%
       (1.21)%              (1.19)%               (.82)%               (.93)%
         173%                 171%                 182%                 113%

    See Notes to Financial Statements                                     23

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights Cont'd.

                                                                    Class B
                                                              --------------------
                                                                   Year Ended
                                                              December 31, 2000(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $  22.63
                                                                  ----------
Income from investment operations:
Net investment loss                                                     (.45)
Net realized and unrealized gain (loss) on investment
   transactions                                                        (2.92)
                                                                  ----------
      Total from investment operations                                 (3.37)
                                                                  ----------
Less distributions:
Distributions from net realized gains from investment
   transactions                                                        (4.56)
                                                                  ----------
Net asset value, end of year                                        $  14.70
                                                                  ----------
                                                                  ----------
TOTAL RETURN(a):                                                      (14.69)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $237,722
Average net assets (000)                                            $347,231
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              2.12%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.12%
   Net investment loss                                                 (1.96)%
Portfolio turnover rate                                                  165%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the period.
    24                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  13.89             $  13.26             $  14.48             $  14.49
----------------     ----------------     ----------------     ----------------
        (.33)                (.29)                (.23)                (.24)
       12.48                 1.79                 2.43                 2.50
----------------     ----------------     ----------------     ----------------
       12.15                 1.50                 2.20                 2.26
----------------     ----------------     ----------------     ----------------
       (3.41)                (.87)               (3.42)               (2.27)
----------------     ----------------     ----------------     ----------------
    $  22.63             $  13.89             $  13.26             $  14.48
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
       96.71%               11.87%               16.48%               15.54%
    $324,419             $236,242             $284,191             $317,768
    $236,101             $250,317             $300,520             $304,841
        2.20%                2.24%                2.19%                2.23%
        1.20%                1.24%                1.19%                1.23%
       (2.00)%              (1.98)%              (1.64)%              (1.75)%
         173%                 171%                 182%                 113%

    See Notes to Financial Statements                                     25

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights Cont'd.

                                                                    Class C
                                                              --------------------
                                                                   Year Ended
                                                              December 31, 2000(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $  22.63
                                                                    --------
Income from investment operations:
Net investment loss                                                     (.43)
Net realized and unrealized gain (loss) on investment
   transactions                                                        (2.94)
                                                                    --------
      Total from investment operations                                 (3.37)
                                                                    --------
Less distributions:
Distributions from net realized gains from investment
   transactions                                                        (4.56)
                                                                    --------
Net asset value, end of year                                        $  14.70
                                                                    --------
                                                                    --------
TOTAL RETURN(a):                                                      (14.69)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $ 18,571
Average net assets (000)                                            $ 17,506
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              2.12%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.12%
   Net investment loss                                                 (1.97)%
Portfolio turnover rate                                                  165%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the period.
    26                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  13.89              $13.26               $14.48               $14.49
    --------             -------              -------              -------
        (.32)               (.28)                (.22)                (.22)
       12.47                1.78                 2.42                 2.48
    --------             -------              -------              -------
       12.15                1.50                 2.20                 2.26
    --------             -------              -------              -------
       (3.41)               (.87)               (3.42)               (2.27)
    --------             -------              -------              -------
    $  22.63              $13.89               $13.26               $14.48
    --------             -------              -------              -------
    --------             -------              -------              -------
       96.71%              11.87%               16.48%               15.54%
    $ 10,598              $6,146               $6,750               $6,735
    $  7,477              $6,164               $6,796               $5,862
        2.20%               2.24%                2.19%                2.23%
        1.20%               1.24%                1.19%                1.23%
       (2.00)%             (1.98)%              (1.64)%              (1.75)%
         173%                171%                 182%                 113%

    See Notes to Financial Statements                                     27

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Financial Highlights

                                                            Class Z
                                     ------------------------------------------------------
                                                                                March 18,
                                                                                 1997(c)
                                            Year Ended December 31,              Through
                                     -------------------------------------     December 31,
                                        2000(d)         1999        1998           1997
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                  $ 26.16        $ 15.49     $14.53         $14.48
                                     -------------     -------     -------     ------------
Income from investment
operations:
Net investment loss                        (.25)          (.17)      (.12 )         (.22)
Net realized and unrealized gain
   (loss) on investment
   transactions                           (3.42)         14.25       1.95           3.18
                                     -------------     -------     -------     ------------
      Total from investment
      operations                          (3.67)         14.08       1.83           2.96
                                     -------------     -------     -------     ------------
Less distributions:
Distributions from net realized
   gains from investment
   transactions                           (4.56)         (3.41)      (.87 )        (2.91)
                                     -------------     -------     -------     ------------
Net asset value, end of period          $ 17.93        $ 26.16     $15.49         $14.53
                                     -------------     -------     -------     ------------
                                     -------------     -------     -------     ------------
TOTAL RETURN(a):                         (13.86)%        99.30%     13.13 %        21.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)         $20,676        $ 2,032     $1,649         $  633
Average net assets (000)                $13,271        $ 1,334     $1,318         $  121
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                         1.12%          1.20%      1.24 %         1.19%(b)
   Expenses, excluding
      distribution and service
      (12b-1) fees                         1.12%          1.20%      1.24 %         1.19%(b)
   Net investment loss                     (.98)%        (1.00)%     (.99 )%        (.85)%(b)
Portfolio turnover rate                     165%           173%       171 %          182%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering Class Z shares.
(d) Calculated based upon weighted average shares outstanding during the period.

    28                                     See Notes to Financial Statements

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Report of Independent Accountants

To the Board of Directors and Shareholders of Nicholas-Applegate Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nicholas-Applegate Growth Equity Fund, the only series of Nicholas-Applegate Fund, Inc. (the Fund) as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Class A, B, C shares, and for each of the four fiscal years in the period then ended for Z shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas-Applegate Growth Equity Fund as of December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Class A, B, C shares, and for each of the four fiscal years in the period then ended for Z shares, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP
Los Angeles, California
February 9, 2001
                                                                          29

       Nicholas-Applegate Fund, Inc.      Nicholas-Applegate Growth Equity Fund
             Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 2000) as to the federal income tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended December 31, 2000, the Fund paid distributions for Class A, Class B, Class C and Class Z shares totaling $0.583 per share, comprised of short-term capital gains which are taxable as ordinary income. The Fund paid distributions for Class A, Class B, Class C and Class Z shares totaling $3.976 per share, comprised of long-term capital gains. The Fund utilized redemptions as distributions in the amount of $0.891 of long-term capital gains, respectively, for each class of shares.

      We wish to advise you that the corporate dividends received deduction for the Fund is zero. For the purpose of preparing your annual federal income tax return you should report the amounts reflected on the appropriate Form 1099-DIV or substitute 1099.

Nicholas-Applegate(r) Growth Equity Fund
Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

There's No Reward Without Risk; but Is This Risk Worth It?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

Keeping Up With the Joneses
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Nicholas-Applegate(r) Growth Equity Fund

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
Target Funds
    Large Capitalization Growth Fund
    Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
    Small Capitalization Growth Fund
    Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund
Target Funds
    International Equity Fund

Strategic Partners Series
Strategic Partners Focused Growth Fund
Strategic Partners New Era Growth Fund

balanced/allocation funds
Prudential Diversified Funds
    Conservative Growth Fund
    Moderate Growth Fund
    High Growth Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund
www.prudential.com              (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
    Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
    California Series
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Prudential Municipal Bond Fund
    High Income Series
    Insured Series
Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
    Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

Nicholas-Applegate(r) Growth Equity Fund
Class A     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 12/31/00
                     One Year   Five Years    Ten Years    Since Inception

With Sales Charge    -18.36%       20.08%        19.69%         15.10%
Without Sales Charge -14.06%       21.32%        20.30%         15.53%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Nicholas-Applegate(r) Growth Equity Fund (Class A shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by portraying the account values at 12/31/90, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com         (800) 225-1852

Class B     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 12/31/00
                     One Year    Five Years    Ten Years    Since Inception
With Sales Charge    -19.69%       20.27%         N/A            17.86%
Without Sales Charge -14.69%       20.37%         N/A            17.86%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Nicholas-Applegate(r)
Growth Equity Fund (Class B shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class B shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on December 31, 2000; (b) all recurring fees
(including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase.
This conversion feature is not reflected in the graph.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Nicholas-Applegate(r) Growth Equity Fund
Class C     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 12/31/00
                     One Year    Five Years    Ten Years    Since Inception
With Sales Charge     -16.54%       20.13%         N/A          20.09%
Without Sales Charge  -14.69%       20.37%         N/A          20.28%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Nicholas-Applegate(r)
Growth Equity Fund (Class C shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com          (800) 225-1852

Class Z     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 12/31/00
                     One Year    Five Years    Ten Years    Since Inception
With Sales Charge    -13.86%        N/A           N/A           25.35%
Without Sales Charge -13.86%        N/A           N/A           25.35%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Nicholas-Applegate(r)
Growth Equity Fund (Class Z shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class Z shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Arthur E. Nicholas, Chairman
Dann V. Angeloff
Fred C. Applegate
Theodore J. Coburn
Robert F. Gunia
Arthur B. Laffer
Charles E. Young

Officers
Arthur E. Nicholas, Chairman and President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Robert E. Carlson, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Nicholas-Applegate Capital Management
600 West Broadway
San Diego, CA 92101

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, CA 90017

Fund Symbols    NASDAQ     CUSIP
     Class A    NAPGX    653698209
     Class B    NAGBX    653698308
     Class C    PNACX    653698407
     Class Z    PNAZX    653698506

MF151E

(ICON)   Printed on Recycled Paper